Exhibit 10.4

Assignment and Assumption Agreement

This Assignment and Assumption Agreement (“Agreement”) made effective as of July 1, 2023 (the “Effective Date”), is entered into by and among Sharing Services Global Corporation, a Nevada corporation (“Assigning Party”), Ascend Management Pte. Ltd., a Singaporean private limited company (“Assuming Party”), and Decentralized Sharing Systems, Inc., a Nevada corporation (“Decentralized”) (solely with respect to Section 5 hereof).

RECITALS

WHEREAS, Assigning Party purchased 1,000 shares of common stock, par value $0.01 per share, of HWH Holdings, Inc., a Texas corporation (“HWH”), representing all of the issued and outstanding shares of capital stock of HWH (the “Assigned Stock”), pursuant to that certain Securities Purchase Agreement made as of July 1, 2023 by and between Decentralized and Assigning Party, a copy of which, together with all amendments thereto, is attached hereto as Exhibit A (the “Prior Agreement”); and

WHEREAS, Assigning Party wishes to assign the Assigned Stock and its rights and obligations under the Prior Agreement to the Assuming Party on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set out herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Assignment and Assumption.

1.1 Assignment of Assigned Stock. In consideration of the payment of $ 1,000 to Assigning Party on or prior to the Effective Date and the Assumption of Liabilities (as defined below), Assigning Party irrevocably sells, assigns, grants, conveys, and transfers to Assuming Party all of Assigning Party’s right, title, and interest in and to the Assigned Stock.

1.2 Assumption of Liabilities. Assuming Party unconditionally accepts such assignment and assumes all of Assigning Party’s duties, liabilities, and obligations under the Prior Agreement, including, without limitation, Assigning Party’s obligation to pay the Inventory Proceeds (as defined in the Prior Agreement) to Decentralized, and agrees to pay, perform, and discharge, as and when due, all of the obligations of Assigning Party under the Prior Agreement.

2. Acknowledgment Regarding Business Consulting Agreement. Assuming Party: (i) acknowledges that simultaneously herewith Assigning Party, Assuming Party and HWH are entering into a Business Consulting Agreement substantially in the form attached hereto as Exhibit B (the “BCA”); and (ii) covenants and agrees that it will cause HWH to fulfill its obligations thereunder.

3. Representations and Warranties of Assigning Party. The Assigning Party represents and warrants that: (a) Assigning Party is the true and lawful owner of the Assigned Stock and has good title to the same; (b) the Assigning Party has made no prior assignment or sale of the Assigned Stock and that no other person or entity has any right, title, or interest therein; (c) the execution and delivery hereof by the Assigning Party and the assignment of all its right, title, and interest in and to the Assigned Stock does not contravene its governing documents or any agreement to which the Assigning Party is a party or by which it or its property is bound; (d) no liens, encumbrances, charges, or security interests of any kind exist on the date hereof against the Assigned Stock; and (e) Assigning Party hereby warrants and defends title to the Assigned Stock to Assuming Party against the claims and demands of all persons.

4. Representations and Warranties of Assuming Party. Assuming Party has been advised that the Assigned Stock is not registered under the Securities Act of 1933 nor under the securities act of any state and represents, warrants, and agrees that: (a) Assuming Party is acquiring the securities represented by the Assigned Stock for its own account, solely for investment purposes, and not with a view to resale of said securities; (b) Assuming Party has such knowledge and experience in business and financial matters which enables it to be capable of evaluating the risks and merits of this investment; (c) Assuming Party is able to bear the economic risks of this investment; (d) the Assigned Stock will be not resold or otherwise transferred or assigned by Assuming Party without appropriate compliance with the registration provisions of the Securities Act of 1933 and applicable state blue sky laws or exemption therefrom; and (e) Assuming Party has been provided with access to all information which it deems material to formulating an investment decision and that such information has been sufficient to make an informed decision.

5. Waiver. Assigning Party and Assuming Party acknowledge that the Prior Agreement is not transferable or assignable pursuant to Section 4.3 of the Prior Agreement, and that by virtue of Decentralized’s acknowledgement and consent reflected at the signature page of the Agreement, it is understood that Decentralized has agreed that compliance with Section 4.3 of the Prior Agreement is hereby waived.

6. Acceptance by Assuming Party. Assuming Party: (a) accepts the assignment of all Assigning Party’s right, title, and interest in and to the Assigned Stock; and (b) agrees to be bound by all the terms, covenants, and conditions of this Agreement and of the Prior Agreement. Assuming Party hereby indemnifies and holds Assigning Party, and its officers, directors, stockholders, employees, members, and agents harmless against any and all losses, costs, and expenses (including reasonable attorneys’ fees) arising out of any obligations of Assuming Party relating to the Assigned Stock or the Assumed Liabilities which occur on or after, or arise from events occurring on or after, the date hereof.

7. Further Assurances. Assigning Party shall promptly execute and deliver to Assuming Party any additional instrument or other document which Assuming Party reasonably requests to evidence or better effect the assignments contained herein.

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8. Heirs, Successors, and Assigns. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

9. Defined Terms. Capitalized terms used herein, but not otherwise defined, shall have the meanings ascribed to such terms in the Prior Agreement.

10. Notices. Each party shall deliver all notices, requests, consents, claims, demands, waivers, and other communications under this Agreement (each, a “Notice”) in writing and addressed to the other party at its address set out below (or to such other address that the receiving party may designate from time to time in accordance with this section). Each party shall deliver all Notices by personal delivery, nationally recognized overnight courier (with all fees pre-paid), facsimile or email (with confirmation of transmission), or certified or registered mail (in each case, return receipt requested, postage prepaid). Except as otherwise provided in this Agreement, a Notice is effective only (a) on receipt by the receiving party, and (b) if the party giving the Notice has complied with the requirements of this Section.

Notice to Assuming Party to:	Ascend Management Pte. Ltd.
Address: 70B Telok Blangah Heights
#04-517, Telok Blanch Heights,
Singapore (102070)
Attention: Mr. Tan Teck Liang
Telephone: [ ]
Email: [ ]

Notice to Assigning Party to:	Sharing Services Global Corporation
Address: 5200 Tennyson Parkway Plano, TX 75024
Attention: John “JT” Thatch
Telephone: [ ]

If to Decentralized to:	Decentralized Sharing Systems, Inc.
Address: 1400 Broadfield Blvd., Ste. 100
Houston, Texas 77084
Attention: Travis Heuszel, Esq.
Telephone: [ ]
Email: [ ]

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With copies to:	Sichenzia Ross Ference LLP
1185 Avenue of the Americas, 31st Floor ,
New York, New York 10036
Attention: Darrin M. Ocasio, Esq.
Facsimile No.: [ ]
Sichenzia Email: [ ]

11. Interpretation. For purposes of this Agreement: (a) the words “include,” “includes,” and “including” are deemed to be followed by the words “without limitation”; (b) the word “or” is not exclusive; and (c) the words “herein,” “hereof,” “hereby,” “hereto,” and “hereunder” refer to this Agreement as a whole. Unless the context otherwise requires, references in this Agreement: (x) to sections, schedules, and exhibits mean the sections of, and schedules and exhibits attached to, this Agreement; (y) to an agreement, instrument, or other document means such agreement, instrument, or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof; and (z) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. The parties drafted this Agreement without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted. The schedules and exhibits referred to herein are an integral part of this Agreement to the same extent as if they were set out verbatim herein.

12. Headings. The headings in this Agreement are for reference only and do not affect the interpretation of this Agreement.

13. Severability. If any term or provision of this Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability does not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. On such determination that any term or other provision is invalid, illegal, or unenforceable, the parties to this Agreement shall negotiate in good faith to modify this Agreement so as to affect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

14. Entire Agreement. This Agreement, together with all related exhibits and schedules, is the sole and entire agreement of the parties to this Agreement regarding the subject matter contained herein and therein, and supersedes all prior and contemporaneous understandings, agreements, representations, and warranties, both written and oral, regarding such subject matter.

15. Amendment and Modification. No amendment to or rescission, termination, or discharge of this Agreement is effective unless it is in writing, identified as an amendment to or rescission, termination, or discharge of this Agreement and signed by an authorized representative of each party to this Agreement.

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16. Waiver.

(a) No waiver under this Agreement is effective unless it is in writing, identified as a waiver to this Agreement, and signed by an authorized representative of the party waiving its right,

(b) Any waiver authorized on one occasion is effective only in that instance and only for the purpose stated, and does not operate as a waiver on any future occasion.

(c) None of the following is a waiver or estoppel of any right, remedy, power, privilege, or condition arising from this Agreement:

(i) any failure or delay in exercising any right, remedy, power, or privilege or in enforcing any condition under this Agreement; or

(ii) any act, omission, or course of dealing between the parties.

17. Cumulative Remedies. All rights and remedies provided in this Agreement are cumulative and not exclusive, and the exercise by either party of any right or remedy does not preclude the exercise of any other rights or remedies that may now or subsequently be available at law, in equity, by statute, in any other agreement between the parties or otherwise.

18. Equitable Remedies. Each of Assigning Party and Assuming Party acknowledges that a breach or threatened breach by it of any of its obligations under this Agreement would give rise to irreparable harm to the other Party for which monetary damages would not be an adequate remedy and hereby agrees that if a breach or a threatened breach by such party of any such obligations occurs, the other Party will, in addition to any and all other rights and remedies that may be available to it in respect of such breach, be entitled to seek equitable relief, including a temporary restraining order, an injunction, specific performance and any other relief that may be available from a court of competent jurisdiction (without any requirement to post bond).

19. No Third-Party Beneficiaries. This Agreement benefits solely the parties to this Agreement and their respective permitted successors and permitted assigns and nothing in this Agreement, express or implied, confers on any other person any legal or equitable right, benefit, or remedy of any nature whatsoever under or by reason of this Agreement. Despite the previous sentence, the parties hereby designate Assigning Party and Assuming Party hereby designate their respective officers, directors, employees, agents, affiliates, successors and permitted assigns as third-party beneficiaries of Section 4 having the right to enforce Section 4.

20. Choice of Law. This Agreement and exhibits and schedules attached hereto, and all matters arising out of or relating to this Agreement, except for paragraph 5 and the waiver and consent by Decentralized, are governed by, and construed in accordance with, the laws of the State of New York, United States of America, without regard to the conflict of laws provisions thereof to the extent such principles or rules would require or permit the application of the laws of any jurisdiction other than those of the State of New York.

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21. Choice of Forum. Each party irrevocably and unconditionally agrees that it will not commence any action, litigation, or proceeding of any kind whatsoever against the other party in any way arising from or relating to this Agreement, and exhibits and schedules attached hereto, and all contemplated transactions, including, but not limited to, contract, equity, tort, fraud, and statutory claims, in any forum other than the United States District Court, Southern District of New York or, if such court does not have subject matter jurisdiction, the courts of the State of New York, sitting in New York County, and any appellate court from any thereof. Each party irrevocably and unconditionally submits to the exclusive jurisdiction of such courts and agrees to bring any such action, litigation, or proceeding only in the United States District Court, Southern District of New York or, if such court does not have subject matter jurisdiction, the courts of the State of New York sitting in New York County. Each party agrees that a final judgment in any such action, litigation, or proceeding is conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

22. WAIVER OF JURY TRIAL. Each party acknowledges and agrees that any controversy that may arise under this Agreement, including exhibits and schedules attached to this Agreement, is likely to involve complicated and difficult issues and, therefore, each such party irrevocably and unconditionally waives any right it may have to a trial by jury about any legal action arising out of or relating to this Agreement, including any exhibits or schedules attached to this Agreement, or the transactions contemplated hereby. Each party certifies and acknowledges that (a) no Representative of the other party has represented, expressly or otherwise, that such other party would not seek to enforce the foregoing waiver IN THE EVENT of a legal action, (b) such party has considered the implications of this waiver, (c) such party makes this waiver voluntarily, and (d) such party has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section.

23. Counterparts. This Agreement may be executed in counterparts, each of which is deemed an original, but all of which together is deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, email, or other means of electronic transmission is deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.

SHARING SERVICES GLOBAL CORPORATION

BY:	/s/ John Thatch
NAME:	John “JT” Thatch
TITLE:	CEO

ASCEND MANAGEMENT PTE. LTD.

BY:	/s/ Tan Teck Liang
NAME:	Tan Teck Liang (Adam)
TITLE:	Director

IN WITNESS WHEREOF, the undersigned, although not a party to the Agreement, has waived its no assignment provisions in the Prior Agreement, and is consenting to the assignment of Sharing Services Global Corporation’s promises and obligations in the Prior Agreement to Ascend, i.e. the Assuming Party.

DECENTRALIZED SHARING SYSTEMS, INC

BY:	/s/ Frank D. Heuszel
NAME:	Frank D. Heuszel
TITLE:	President
DATE:

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EXHIBIT A

Securities Purchase Agreement made as of July 1,2023 by and between Decentralized and
Sharing Services Global Corporation.

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EXHIBIT B

BUSINESS CONSULTING AGREEMENT

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